Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad

Prospect Capital Corporation Preferred Stock Offering Issuances Exceed $300 Million Across Institutional, Registered Investment Advisor, Wirehouse, and Independent Private Wealth Investors

NEW YORK, August 2, 2021 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today that Prospect’s preferred stock offerings (collectively, the "Preferred Stock") have exceeded $300 million in aggregate liquidation preference issuances since the initial closing in the quarter ending December 31, 2020.
"Prospect's Preferred Stock has been sold across institutional, registered investment advisor, wirehouse, and independent private wealth investor channels, with significant demand due to the Preferred Stock's investor-friendly attributes that include credit support, liquidity, and income," said Grier Eliasek, President of Prospect.
On July 12, 2021, Prospect announced the pricing of an underwritten public offering of $150 million in aggregate liquidation preference of Series A Preferred Stock. Morgan Stanley, RBC Capital Markets, and UBS Investment Bank acted as joint book-running managers for this offering. Goldman Sachs & Co. LLC acted as lead manager for this offering. Ladenburg Thalmann, InspereX, Wedbush Securities, and William Blair acted as co-managers for this offering.
PCS Capital Securities LLC (“PCS”) is a securities broker dealer and the dealer manager for the ongoing offering of the Series A1, M1, and M2 Preferred Stock.
This press release is for informational purposes and is not an offer to purchase or sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The ongoing offering of the Series A1, M1, and M2 Preferred Stock is being made only by means of the prospectus supplement and the accompanying prospectus, copies of which may be obtained by writing to PCS at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327.
About Prospect Capital Corporation
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.

Caution Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.
For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702